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                                                                   EXHIBIT 10.60


[BANK OF AMERICA LOGO]

                                              Bank of America
                                              Portfolio Management
                                              Business Services Group
                                              NC1-007-17-15
                                              100 North Tryon Street, 17th Floor
                                              Charlotte, NC 28255-0001
June 20, 2002
                                              Tel 704-388.5918
                                              Fax 704-388.0960

Each of the Lenders party to the
 Credit Agreement described below

Re:  Termination of Second Amended and Restated Credit of Spherion Corporation

Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended & Restated Credit Agreement dated as of April 2, 2001 by and among each of SPHERION CORPORATION ("Spherion") and SPHERION WORLDWIDE HOLDING BV (f/k/a Interim Services Worldwide Holding BV) ("Spherion Worldwide" and together with Spherion, the "Borrowers", and each individually a "Borrower"), as Borrowers, BANK OF AMERICA, N.A., a national banking association, as administrative agent ("Bank of America" or, in its capacity as administrative agent, the "Agent"), and EACH FINANCIAL INSTITUTION PARTY THERETO AS A LENDER (each such financial institution may be referred to individually as a "Lender" or collectively as the "Lenders"), as amended by Amendment Agreement No, 1 to Credit Agreement dated as of June 22, 2001 (as so amended, the "Credit Agreement"). All capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement.

Pursuant to the terms of the Credit Agreement, the Borrowers have delivered to the Agent the notice required to terminate all Commitments under the Credit Agreement, to repay all Obligations thereunder, and terminate the Credit Agreement and each of the Loan Documents (collectively, the "Termination"). As of the date hereof, Bank of America, which is an Issuing Bank under the Credit Agreement, has issued the Letters of Credit described on Exhibit A to this letter (the "Outstanding Letters of Credit"). and each of the Outstanding Letters of Credit remains outstanding as of the date hereof. Spherion has requested that Bank of America leave the Outstanding Letters of Credit outstanding following the occurrence of the Termination, and Bank of America has agreed to do so on terms and conditions satisfactory to it and Spherion.

This letter advises you, and Bank of America hereby acknowledges, that upon the occurrence of the Termination, including the satisfaction of all conditions precedent thereto, each Lender shall be released from any obligation to purchase any risk participation in any of the Outstanding Letters of Credit, and shall have no further obligation or rights under or with respect to any such Outstanding Letter of Credit under the Credit Agreement or any of the other Loan Documents.

                            [SIGNATURE PAGE FOLLOWS.]

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Sincerely yours,

BANK OF AMERICA, N.A.


By:    /s/ B. Kenneth Burton
       ---------------------------
Name:  B. Kenneth Burton, Jr.
       ---------------------------
Title: Vice President
       ---------------------------


ACKNOWLEDGED AND AGREED:

SPHERION CORPORATION

By:    /s/ Bruce T. Petersen
       ---------------------------
Name:  Bruce T. Petersen
       ---------------------------
Title: Assistant Treasurer
       ---------------------------

SPHERION WORLDWIDE HOLDING BV
(f/k/a INTERIM SERVICES WORLDWIDE HOLDING BV)

       BY: SPHERION (EUROPE) INC., DIRECTOR

       By:    /s/ Bruce T. Petersen
            --------------------------
       Name:  Bruce T. Petersen
            -------------------------
       Title: Assistant Treasurer
            -------------------------

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                                    EXHIBIT A

                          Outstanding Letters of Credit

ISSUING BANK                              L/C NUMBER              FACE AMOUNT
------------                              ----------              -----------
Bank of America, N.A.                     3028422                 $  11,800,000.00
Bank of America, N.A.                      950032                 $  14,000,000.00
Bank of America, N.A.                     C000436                 $      33,479.37
Bank of America, N.A.                     3027045                 $      28,066.66
Bank of America, N.A.                     7331012                 $     280,920.57